SECOND AMENDMENT

THIS SECOND AMENDMENT, dated as of December 24, 2008 (this "Amendment") is to the Amended and Restated Security Agreement dated as of August 15, 2008, by and among NexCen Holding Corporation (f/k/a NexCen Acquisition Corp.), a Delaware corporation (the "Issuer"), the Subsidiary Borrowers from time to time party thereto (each, a "Co-Issuer" and collectively, the "Co-Issuers" and together with the Issuer, the "Issuers"), NexCen Brands, Inc., a Delaware corporation and BTMU Capital Corporation, a Delaware corporation (the "Agent"), as amended by that certain First Amendment, dated as of September 15, 2008 (the "Security Agreement").

RECITALS

WHEREAS, the parties hereto desire to amend the Security Agreement as set forth herein;

NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth, and for other good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1 Defined Terms.

Capitalized terms used but not defined or modified in this Amendment shall have the respective meanings assigned to them in (or by reference in) the Standard Definitions attached as Annex A to the Security Agreement (including as amended by this Amendment). References to Persons herein shall be deemed to include their permitted successors and assigns. Additionally, and for the avoidance of doubt, all references to "NexCen Brands" and covenants, agreements and Events of Default by NexCen Brands in the Documents shall be deemed to refer to and shall bind any entity, including any other Affiliate thereof, into which NexCen Brands shall merge, or consolidate, or to which NexCen Brands shall contribute, sell, or otherwise transfer any material portion of its assets or liabilities.

Section 2 Amendments to the Security Agreement

The Security Agreement is hereby amended as follows:

(a) The following definitions shall be added to Appendix A in the appropriate alphabetical order:

"BBI Deficiency Note": Shall mean that certain Amended and Restated Brand Note, as such has converted to a Deficiency Note as of the BBI Deficiency Note Conversion Date in accordance with Section 3.11 of the Security Agreement.

"BBI Deficiency Note Conversion Date": December 24, 2008

(b) The definition of "Brand Notes Maturity Date" shall be amended and restated in its entirety to read as follows:

"Brands Notes Maturity Date": January 1, 2010; provided, however, that solely with respect to the BBI Deficiency Note, such maturity date shall be July 31, 2013.

(c) The definition of "Brand Notes Required Principal Payment" shall be amended and restated in its entirety to read as follows:

"Brand Notes Required Principal Payment": With respect to (a) calendar year 2008, $0 on each Payment Date in such calendar year, (b) calendar year 2009, $150,000 on each Payment Date in such calendar year, and (c) the Brand Note Maturity Date, the amount sufficient to reduce the Note Principal Balance of the Brand Notes to zero; provided, however, that solely with respect to the BBI Deficiency Note, and with respect to (a) the period from and including the BBI Deficiency Note Conversion Date up to but not including, the Brand Notes Maturity Date, $0 on each Payment Date in such time period, and (b) the Brand Notes Maturity Date, the amount sufficient to reduce the Note Principal Balance of the BBI Deficiency Note to zero.

(d) The definition of "Note Principal Balance" shall be amended and restated in its entirety to read as follows:

"Note Principal Balance": (i) With respect to each Note, on any date of determination thereof, an amount equal to (A) the Restated Note Principal Balance of such Note, less (B) the aggregate principal payments previously made with respect to such Note and (ii) with respect to the Class B Franchise Notes and the BBI Deficiency Note, the Note Principal Balance determined pursuant to the preceding clause (i) for such Note as such Note Principal Balance as may be increased from time to time in accordance with Section 12.1 of the Security Agreement with respect to PIK Interest.

(e) The first paragraph of Section 3.10 of the Security Agreement shall amended and restated in its entirety to read as follows:

"If either (i) any of the Assets owned by or (ii) equity interests in the BBI Entities or Waverly remain unsold or otherwise the property of NexCen Brands or any of its Affiliates on March 31, 2009, and the Note Principal Balance of any Brand Note (other than the BBI Deficiency Note) has not been reduced to zero and all other amounts payable with respect thereto have not been paid in full (other than contingent indemnity payments for which no claims have been made) on or before such date, then NexCen Brands shall grant warrants to the Noteholders of the BBI Notes (other than the BBI Deficiency Note) or Waverly Note, as applicable, *pro rata* in the amount of 2.8 million shares of the common stock of NexCen Brands, that shall be immediately exercisable at a price per share of $0.01 (the "Brand Notes Warrants"), pursuant to the terms of a Stock Purchase Warrant in substantially the form attached hereto as Exhibit F.

(f) Section 12.1 of the Security Agreement shall be amended by adding the following clause to the end of the first paragraph of such Section:

"provided, further, with regard to the BBI Deficiency Note, there shall be no required minimum cash interest payment on any Payment Date with respect to interest accrued during the related Interest Period on such BBI Deficiency Note, and the Issuer and the Co-Issuers shall pay all such interest as PIK Interest by adding such PIK Interest to the Note Principal Balance for the BBI Deficiency Note, as capitalized interest and as provided in the BBI Deficiency Note"

(g) Section 14.1(b) of the Security Agreement shall be amended by moving clause (A) thereof, moving it after the current clause (D) and relettering each clause of such Section.

Section 3 Representations and Warranties

The Issuer, each Co-Issuer and NexCen Brands each represent that as of the date hereof, after giving effect to this Amendment and the consent set forth in that certain Notice of Partial Redemption and Consent (the "Notice"), dated as of the date hereof, by and among the Parties hereto, (i) each of the representations and warranties made in the Security Agreement and each other Transaction Document is complete, true and correct and (ii) no Default or Event of Default has occurred or will occur as a result of the transactions described in (x) that certain Payoff Letter, dated as of the date hereof, by and among the Parties hereto and (y) the Notice.

Section 4 References in all Documents.

To the extent any Transaction Document contains a provision that conflicts with the intent of this Amendment, the parties hereby agree that the provisions herein shall govern.

Section 5 Counterparts.

This Amendment may be executed (by facsimile or otherwise) in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

Section 6 Governing Law.

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

Section 7 Severability of Provisions.

Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

Section 8 Continuing Effect.

Except as expressly amended hereby, each Transaction Document shall continue in full force and effect in accordance with the provisions thereof and each Transaction Document is in all respects hereby ratified, confirmed and preserved. This Amendment shall not effect a novation of the obligations of the parties to the Documents, but instead shall be merely an amendment of the terms governing such obligations.

Section 9 Successors and Assigns.

This Amendment shall be binding upon and inure to the benefit of the Transaction Parties and their respective successors and permitted assigns, except that neither NexCen Brands, the Issuer nor any Co-Issuer may assign or transfer any of their respective rights or obligations under this Amendment except as provided herein and in the Security Agreement without the prior written consent of the Agent.

[Signature pages to Follow]

IN WITNESS WHEREOF, the parties below have caused this Amendment to be duly executed by their respective duly authorized officers.

BTMU CAPITAL CORPORATION, as Agent

By: Katherine M. McCabe
Name: Katherine M. McCabe
Title: Senior Vice President

BTMU CAPITAL CORPORATION, as Noteholder

By: Katherine M. McCabe
Name: Kathèrine M. McCabe
Title: Senior Vice President

NEXCEN HOLDING CORPORATION, as Issuer

By: ______________________
Name: Sue J. Nam
Title: Secretary

NEXCEN BRANDS, INC.

By: ______________________
Name: Sue J. Nam
Title: Secretary

ATHLETE'S FOOT BRANDS, LLC

By: [signature]
Name: Sue J. Nam
Title: Secretary

BILL BLASS JEANS, LLC

By: Nexcen Holding Corporation
Its: Managing Member

By: [signature]
Name: Sue J. Nam
Title: Secretary

BILL BLASS INTERNATIONAL, LLC

By: [signature]
Name: Sue J. Nam
Title: Secretary

WV IP HOLDINGS, LLC

By: [signature]
Name: Sue J. Nam
Title: Secretary

PT FRANCHISE BRANDS, LLC

By: [signature]
Name: Sue J. Nam
Title: Secretary

PT FRANCHISING, LLC

By: ______________________
Name: Sue J. Nam
Title: Secretary

PM FRANCHISE BRANDS, LLC

By: ______________________
Name: Sue J. Nam
Title: Secretary

PM FRANCHISING, LLC

By: ______________________
Name: Sue J. Nam
Title: Secretary

MARBLE SLAB FRANCHISE BRANDS, LLC

By: ______________________
Name: Sue J. Nam
Title: Secretary

MARBLE SLAB FRANCHISING, LLC

By: ______________________
Name: Sue J. Nam
Title: Secretary

MAGGIEMOO'S FRANCHISE BRANDS, LLC

By: ______________________
Name: Sue J. Nam
Title: Secretary

MAGGIEMOO'S FRANCHISING, LLC

By: ______________________
Name: Sue J. Nam
Title: Secretary

GAC FRANCHISE BRANDS, LLC

By: ______________________
Name: Sue J. Nam
Title: Secretary

GAC FRANCHISING, LLC

By: ______________________
Name: Sue J. Nam
Title: Secretary

GAC MANUFACTURING, LLC

By: ______________________
Name: Sue J. Nam
Title: Secretary

GAC SUPPLY, LLC

By: ______________________
Name: Sue J. Nam
Title: Secretary

SHBX IP HOLDINGS, LLC

By: ______________________
Name: Sue J. Nam
Title: Secretary

Acknowledged and Agreed:

NEXCEN FRANCHISE MANAGEMENT, INC.

By: ______________________
Name: Sue J. Nam
Title: Secretary

NEXCEN BRAND MANAGEMENT, INC.

By: ______________________
Name: Sue J. Nam
Title: Secretary

NB SUPPLY MANAGEMENT CORP.

By: ______________________
Name: Sue J. Nam
Title: Secretary